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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549
                            -------------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE
                   -------------------------------------------
               CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                A TRUSTEE PURSUANT TO SECTION 305(b)(2) ________
                    ----------------------------------------

                               JPMORGAN CHASE BANK
               (Exact name of trustee as specified in its charter)


New York                                                             13-4994650
(State of incorporation                                        (I.R.S. employer
if not a national bank)                                     identification No.)

270 Park Avenue
New York, New York                                                        10017
(Address of principal executive offices)                             (Zip Code)

                               William H. McDavid
                                 General Counsel
                                 270 Park Avenue
                            New York, New York 10017
                               Tel: (212) 270-2611
            (Name, address and telephone number of agent for service)
                  --------------------------------------------
                                      WYETH
               (Exact name of obligor as specified in its charter)

Delaware                                                             13-2526821
(State or other jurisdiction of                                (I.R.S. employer
incorporation or organization)                              identification No.)

Five Giralda Farms
Madison, New Jersey                                                       07940
(Address of principal executive offices)                             (Zip Code)
                        ---------------------------------
                                 Debt Securities
                       (Title of the indenture securities)
                       -----------------------------------


                                     GENERAL

Item 1. General Information.

        Furnish the following information as to the trustee:

        (a) Name and address of each examining or supervising authority to which it is subject.

          New York State Banking Department, State House, Albany, New York
          12110.

          Board of Governors of the Federal Reserve System, Washington, D.C., 20551

          Federal Reserve Bank of New York, District No. 2, 33 Liberty Street, New York, N.Y.

          Federal Deposit Insurance Corporation, Washington, D.C., 20429.


        (b) Whether it is authorized to exercise corporate trust powers.

          Yes.


Item 2. Affiliations with the Obligor.

        If the obligor is an affiliate of the trustee, describe each such affiliation.

        None.


Item 16.List of Exhibits

        List below all exhibits filed as a part of this Statement of Eligibility.

        1. A copy of the Restated Organization Certificate of the Trustee and the Certificate of Amendment dated November 9, 2001 (see Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 333-73746 which is incorporated by reference).

        2. A copy of the Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference). On November 11, 2001, in connection with the merger of The Chase Manhattan Bank and Morgan Guaranty Trust Company of New York, the surviving corporation was renamed JPMorgan Chase Bank.

        3. None, authorization to exercise corporate trust powers being contained in the documents identified above as Exhibits 1 and 2.

        4. A copy of the existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 333-73746, which is incorporated by reference).

        5. Not applicable.

        6. The consent of the Trustee required by Section 321(b) of the Act (see
Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference). On November 11, 2001, in connection with the merger of The Chase Manhattan Bank and Morgan Guaranty Trust Company of New York, the surviving corporation, was renamed JPMorgan Chase Bank.

        7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

        8. Not applicable.

        9. Not applicable.

                                    SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, JPMorgan Chase Bank, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York, on the 28th day of August 2003.

                                 JPMORGAN CHASE BANK

                                      By /s/  Natalia Moran
                                         -------------------
                                         /s/  Natalia Moran
                                              Vice President

                              Exhibit 7 to Form T-1


                                Bank Call Notice

                             RESERVE DISTRICT NO. 2
                       CONSOLIDATED REPORT OF CONDITION OF

                               JPMorgan Chase Bank
                  of 270 Park Avenue, New York, New York 10017
                     and Foreign and Domestic Subsidiaries,
                     a member of the Federal Reserve System,

                   at the close of business June 30, 2003, in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.


                                                                  Dollar Amounts
               ASSETS                                              in Millions


Cash and balances due from depository institutions:
   Noninterest-bearing balances and
   currency and coin ...........................................       $ 22,657
   Interest-bearing balances ...................................         10,600
Securities:
Held to maturity securities.....................................            268
Available for sale securities...................................         76,771
Federal funds sold and securities purchased under
   agreements to resell ........................................
   Federal funds sold in domestic offices                                 3,844
   Securities purchased under agreements to resell                       86,290
Loans and lease financing receivables:
   Loans and leases held for sale...............................         31,108
   Loans and leases, net of unearned income     $166,046
   Less: Allowance for loan and lease losses       3,735
   Loans and leases, net of unearned income
   and allowance................................................        162,311
Trading Assets..................................................        186,546
Premises and fixed assets (including capitalized leases)........          6,142
Other real estate owned.........................................            133
Investments in unconsolidated subsidiaries and
   associated companies.........................................            696
Customers' liability to this bank on acceptances outstanding....            225
Intangible assets
   Goodwill.....................................................          2,201
   Other Intangible assets......................................          3,058
Other assets....................................................         68,983
TOTAL ASSETS....................................................       $661,833
                                                                      =========

                                   LIABILITIES
Deposits
   In domestic offices .........................................       $189,571
   Noninterest-bearing .........................$82,747
   Interest-bearing ............................106,824
   In foreign offices, Edge and Agreement
   subsidiaries and IBF's.......................................        125,990
   Noninterest-bearing..........................$ 6,025
   Interest-bearing ............................119,965

Federal funds purchased and securities sold under agreements to repurchase:
   Federal funds purchased in domestic offices                            4,978
   Securities sold under agreements to repurchase                       114,181
Trading liabilities ............................................        129,299
Other borrowed money (includes mortgage indebtedness
   and obligations under capitalized leases)....................         10,186
Bank's liability on acceptances executed and outstanding........            225
Subordinated notes and debentures ..............................          8,202
Other liabilities ..............................................         41,452
TOTAL LIABILITIES ..............................................        624,084
Minority Interest in consolidated subsidiaries..................            104


                                 EQUITY CAPITAL

Perpetual preferred stock and related surplus...................              0
Common stock ...................................................          1,785
Surplus  (exclude all surplus related to preferred stock).......         16,304
Retained earnings...............................................         18,426
Accumulated other comprehensive income..........................          1,130
Other equity capital components.................................              0
TOTAL EQUITY CAPITAL ...........................................         37,645
                                                                        -------
TOTAL LIABILITIES, MINORITY INTEREST, AND EQUITY CAPITAL               $661,833
                                                                      =========


I, Joseph L. Sclafani, E.V.P. & Controller of the above-named bank, do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

                               JOSEPH L. SCLAFANI


We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.


                              WILLIAM B. HARRISON, JR.)
                              HANS W. BECHERER        )
                              FRANK A. BENNACK, JR.   )